UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 16, 2000
                                                           -------------


                             Klever Marketing, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                     000-18730               363688583
             ---------                    ---------               ---------
  (State or other jurisdiction of      (Commission File         (IRS Employer
          incorporation)                   Number)           Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (801) 322-1221
                                                            -------------


                                       N/A
                                       ---
                         (Former name or former address,
                         if changed since last report.)

Item 5.  Other Events.

         On May 16, 2000, Klever Marketing Inc. issued a press release announcing the resignation of Paul G. Begum as president of the Company and the board of director's unanimous approval of the appointment of Corey A. Hamilton as interim president. The appointment of Mr. Hamilton was made effective on May 12, 2000. Mr. Hamilton has served as the Company's vice president of sales and marketing since September 1999. Mr. Begum will continue to serve as the Company's chief executive officer and chairman of the board.

         Item 7. Financial Statements and Exhibits. The following exhibit is filed as part of this report:

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable
                  -------------------------------

         (c)      Exhibits.
                  --------

                  99.1 Press release issued by Klever Marketing, Inc. dated May 16, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Klever Marketing, Inc.


Date: June 9, 2000         By:  /s/ Corey A. Hamilton
                              ---------------------------------------
                              Corey A. Hamilton, Interim Chief Executive Officer